Debt - Financial Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Debt Disclosure [Abstract]
Interest Expense, Long-term Debt	$ 44,101	$ 39,855	$ 27,719
Amortization of Deferred Charges	6,915	9,582	6,085
Write off of deferred financing costs	681	0	470
Increase (Decrease) in Fair Value of Interest Rate Fair Value Hedging Instruments	219	(27)	63
Other Noninterest Expense	238	459	625
Financial expense	$ 52,154	$ 49,869	$ 34,962